Exhibit 99.2 ™ The Transplant Company Focused on improving care across the entire transplant patient journey Corporate Presentation January 9, 2024 Patrick G. Kidney Transplant Recipient

Safe Harbor Statement These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. CareDx has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that the Company has filed or may subsequently file with the U.S. Securities and Exchange Commission (the “SEC”). In light of these risks, uncertainties and assumptions, the forward- looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations. These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix included in these slides for a reconciliation of the non-GAAP financial measures included in these slides and the accompanying oral presentation to the most directly comparable financial measures prepared in accordance with GAAP. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. 2

Office of the Chief Executive Officer Update Michael Goldberg, Board Chairperson

Office of the Chief Executive Officer Update Michael Goldberg Abhishek Jain Alex Johnson Board Chairperson Chief Financial Officer President of Patient & Testing Services • Confidence in leadership and bench strength • Strong business performance in Q3 and Q4 2023 • Search underway for new Chief Executive Officer 4

CareDx Leadership Office of the Chief Executive Officer Michael D. Goldberg Abhishek Jain Alexander L. Johnson BOARD CHAIRPERSON CHIEF FINANCIAL OFFICER PRESIDENT OF PATIENT & TESTING SERVICES Executive Leadership Robert N. Woodward, PhD Marica Grskovic, PhD Kashif Rathore GS Jha Stacey Follon Jeffrey A. Novack CHIEF SCIENTIFIC OFFICER CHIEF OPERATIONS OFFICER CHIEF OF PATIENT AND SVP, CHIEF INFORMATION SENIOR VICE PRESIDENT, GENERAL COUNSEL DIGITAL SOLUTIONS OFFICER & CHIEF HEAD OF HUMAN INFORMATION SECURITY RESOURCES OFFICER 5

Transplant Vision and Growth Strategy Alex Johnson, President of Patient & Testing Services, Office of the Chief Executive Officer

Our Vision The leading partner for the transplant ecosystem Our Mission We are committed to improving long-term outcomes by providing innovative solutions throughout the entire transplant patient journey Patrick G. Kidney Transplant Recipient 7

CareDx Key Highlights We are in early stages of a $6B+ market opportunity in transplant care, serving some of the 1 highest need patients in the US healthcare system Our strategy is to develop and provide best in class, reimbursed high value clinical solutions 2 to patients to extend allograft survival Our ability to ‘go deep’ in transplant enables us to understand the unmet clinical needs in the 3 market and continue our leadership We will continue to innovate and redefine patient care with the team that brought 4 sequencing and AI innovation to the transplant clinic We are set up to efficiently allocate capital to deliver growth and strong shareholder returns 5 8

Serving High-Cost Patient Population with Large Unmet Need

Delivering Clinical Solutions to Help Extend Allograft Survival

Transplant Patients Need Better Care

- **Among highest need patients in US healthcare system**
- **Within 5 years of transplant:**[1]
  - 1 in 5 kidneys fail
  - 1 in 3 hearts fail
  - 1 in 2 lungs fail
- **Next generation:**
  - Unmet need: Balance immunosuppression & infection rejection
- **End stage renal disease is costly:** ~$37B in 2020[2]
  - ~6.1% of ALL Medicare expenditures in 2020[2]
- **Transplantation is more cost-effective**
  - Annual Centers for Medicaid & Medicare Services (CMS) spend on kidney transplant maintenance is less than half dialysis cost[2]

Opportunity to Improve Care Along Transplant Patient Journey

- **Created market standard** in gene expression profiling with AlloMap and in dd-cfDNA surveillance with AlloSure
- **Improving clinical utility** through combination of **multi-modality surveillance** technologies
- **Driving better patient management** and adherence with a robust suite of **digital health tools**
- **Creating future standards** for xenotransplant, and stem cell and cell transplant monitoring

CareDx®

1.HRSA OPTN Data; 2. NIH NIDDK, United States Renal Data System (USRDS) 2022 Annual Data Report (ADR).

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CareDx Leading with Innovation for 25 Year FIRST FIRST FIRST FIRST FIRST FIRST FIRST Gene Expression Validated Transplant Validated CareDx GEP and dd- Medicare Profiling for dd-cfDNA Center Multi-Modality AI Enabled cfDNA for Coverage for Transplant for Kidney EMR in Heart Tools Xeno Multimodality Transplant Transplant HeartCare Transplant System 2005 2016 2019 2020 2020 2022 2023 HLA AiKidney Typing 1998 2006 2010s 2017 2020 2020 2021 2023 Founded AlloMap Built AlloSure Kidney Tx Patient App AlloSure FIRST AlloSure Lung Heart Portfolio of Medicare Home Heart Validated Medicare Medicare HLA Typing Coverage Phlebotomy Medicare dd-cfDNA for Coverage Coverage Solutions Service Coverage Lung Transplant Source: Data on file. 10 10

CareDx Focused on $6B TAM Opportunity in Transplant

TESTING SERVICES	PRODUCTS	DIGITAL
U.S.	**Global**	**Global**
~400,000 Patients	**1.5M+** Patients	**1.5M+** Users
Top 150 Centers perform majority of all transplants	**>1,000** Labs & Centers	**>1,000** Centers & Ecosystem
Robust TAM continues Post Billing Article	HLA Typing & Surveillance	EMR & Patient Engagement
$4B+	**$1B+**	**$1B+**

CareDx®

Source: Data on file. TAM does not include cell therapy.

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A Growing Transplant Market with Potential to Double in 5-10 Years[1]

Today	Growth Tailwinds	Near Term Upsides	Longer Term Trends[1]
40K transplants annually in US[2] **~400K** living with transplanted solid organ in US[3] Early stages of adoption curve	Mid-single digit annualized growth of transplant market[4] Opportunity: Patients 3 years post-transplant who have not received non-invasive testing	Recovery in living donors Increased utilization of organs from allocation changes	Perfusion CMS /Kidney Care Choices (KCC) incentives Donation After Circulatory Death (DCD) Xeno & Engineered Organs

1. Internal estimates based on drivers; 2.OPTN HRSA data; 3. Data on file; 4. Based on UNOS transplant growth. Data on file.

CareDx®

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CareDx Testing Services Strategy Bring next Be the generation of partner of innovation to choice for the transplant transplant clinic centers Increase Grow adoption of reimbursement AlloMap and and coverage AlloSure through clinical data and evidence 13

CareDx Testing Services Strategy Integrated, sticky offerings across care journey Be the Bring next Scale coverage of all partner of generation of major transplant centers choice for innovation to transplant the transplant centers Next-gen collaborations clinic for research & innovation Increase Grow adoption of reimbursement AlloMap and and coverage AlloSure through clinical data and evidence 14

Testing Services Strategy – Increase Patient Uptake and Adoption


Bring next generation of innovation to the transplant clinic
Be the partner of choice for transplant centers
Grow reimbursement and coverage
Increase adoption of AlloMap and AlloSure through clinical data and dvidence
“Build back" AlloSure Kidney via new transplant center “Billing Article” protocols
Expand HeartCare with data and differentiation
Address unmet need in lung with AlloSure Lung

CareDx®

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Testing Services Strategy – Expand Coverage

- Add private payer coverage for AlloSure Kidney and HeartCare
- Publish surveillance data via KOAR
- Re-engineer test intake and billing appeals process


Bring next generation of innovation to the transplant clinic
Be the partner of choice for Transplant Centers
Grow reimbursement and coverage
Increase adoption of AlloMap and AlloSure through clinical data and evidence

CareDx
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Testing Services Strategy – Innovate in Our Core Continue to innovate at scale Bring next in core portfolio generation of Be the Expand multi- innovation to partner of modality with the transplant choice for new covered tests clinic transplant centers Scale AI and decision support Increase Grow tools adoption of reimbursement Incubate opportunity AlloMap and and coverage in new areas, AlloSure e.g., cell therapy through clinical data and evidence 17

New Testing Services Volume Baseline Set in Second Half of 2023 Created Platform for Growth

Base Financial Model Now Assumes Continued Impact of Billing Article

Billing Article successfully operationalized internally

- ✓ Systems and Ordering Updating: 90%+ Completed Q3'23
- ✓ Center and Clinician Education: 90%+ Completed Q3'23
- ✓ OpEx and Cost Controls: Completed Q3'23 and Q4'23 actions; efficiency opportunities continue
- ✓ Budget Planning: Assumes Billing Article becomes "Policy" with LCD finalization

"Billing Article" Timeline and LCD Next Steps

March 2023
- Billing Article
- *Effective from March 31, 2023*

May 2023
- 2nd Billing Article

Aug 2023
- MolDX Issues Proposed LCD

Nov 2023
- LCD Public Comment Period Over

Future
- LCD Finalization

CareDx®

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CareDx Supporting Transplant Community Advocating Against Medicare Rollbacks with CMS & Biden Administration Professional Society Engagement Patient Advocacy Senator Gillibrand (D-NY) speaking at Honor the Gift Press Conference held on Capitol Hill, December 5, 2023. Congressional Efforts National Media Coverage Meetings with CMS and Contractors 19

Clinical Studies and Pipeline Innovation Robert Woodward, PhD, Chief Scientific Officer

CareDx Continues to Build New Solutions and Key Evidence 20+ years of unmatched evidence development for non-invasive 1 testing Multi-center study data demonstrate additional clinical scenarios 2 1,2 Society guidelines recommend use of CareDx testing services 3 Investments in multi-center studies to provide key evidence for 4 payer coverage in 2024 and 2025 Pipeline of future launches will both complement and enhance 5 existing testing services 1. ESOT Consensus Conference Highlight Report, November 2022; 2. The International Society for Heart and Lung Transplantation (ISHLT) Guidelines for the Care of Heart Transplant Recipients. Jnl of Heart and Lung Transplantation. December 2022. 21

Growing Evidence Supporting Clinical Utility and Adoption

Products	Goals	2024 Data Sources
KIDNEY AlloSure Kidney	Surveillance not tied to Biopsy Expanded For-Cause Uses	KOAR OKRA National Databases
HEART AlloMap Heart AlloSure Heart HeartCare	Utility of Multimodality HeartCare Utility > 1 year AlloSure Pediatrics Validation	SHORE Single-center publications
LUNG AlloSure Lung	Expanded, Repeated Utility Surveillance Value	ALAMO Single-center publications

CareDx®
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Guidelines and Evidence from Studies to Support Payer Coverage In Progress: CareDx Sponsored Studies Types of Evidence to Support Coverage Name Area Centers Patients KOAR Kidney Transplant Outcomes >55 >1,700 - Improve immediate OKRA Kidney Transplant Outcomes >60 >1,900 outcomes SHORE Heart Transplant Outcomes >60 >2,700 ALAMO Lung Transplant Outcomes 20* 500* - Improve long-term MAPLE Liver Transplant Test development and validation 30* 1,500* outcomes ACROBAT Utility for Stem Cell Transplant 11 >300 - Benefits of expanded use earlier/later Clinical Guidelines Established post-transplant ESOT Consensus 2023 ISHLT - Test-driven Guidance – Guidelines personalized care All Organs for Heart - Health economics *Targets 23

Differentiation Through Complementary Multi-Modality Pipeline

Product	UroMap Urine Gene Expression Profiling	AlloMap Kidney Blood Gene Expression Profiling	HistoMap Biopsy Gene Expression Profiling
Differentiation	– Early use – BK differentiation – Urine analyte approach – Potential type of Rejection Diagnosis	– Gene Expression Profiling (GEP) Added Mechanism – Potential type of Rejection Diagnosis	– Quantified Method for Rejection Diagnosis
2024 Outlook	– CMS Coverage in Process – Additional Publications Underway – Multimodality Studies Underway	– CMS Coverage in Process – Additional Analysis Underway	– Additional Publications in Process – Path to CMS Coverage

CareDx®

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Differentiation Through Digital Decision Support AiKidney: AlloView Heart: AiCAV Product AiKidney: iBox − Predictive Algorithm − Cardiac Allograft with Multiple Inputs Vasculopathy (CAV) − Prognostic Algorithm Differentiation to Further Educate Diagnosis from on Rejection Risk AI-Derived Algorithm − Leverage 2023 2024 − Wide Availability Publications − In Development Upon Publication Outlook − Further Tools Incorporation 25

Patient Journey Expansion and Moat Kashif Rathore, Chief of Digital Health and Patient Solutions

Summary: Patient Journey Expansion and Digital Moat One Stop for Transplant Centers Significant interest from clinicians to improve patient management using intelligence 1 and data driven solutions Digital and Patient business grew 29% in FY'23 compared to FY'22, primarily driven by 2 success of acquisitions and contribution by SaaS revenue CareDx offers an integrated portfolio of high impact solutions with CareDx Pro 3 Our Patient and Digital services moat reinforces CareDx as the partner of choice for 4 transplant centers Continued focus on high value Digital and Lab Testing services that extend allograft 5 survival and monitoring for patients 27

Growing Transplant Center Presence Over 70% of Organ Transplant Centers Use One or More Digital Patient Journey Solutions* Patient Operational Lab Logistics Outcomes Management Support Management Support Quality Center 70% Penetration* Centers using 1 or more CareDx patient and digital solutions Digital Products * Center penetration and growth opportunity based on UNOS listed transplant centers in 2023; does not include non-transplant hospitals. Data on file and as of December 31, 2023 28

Patient and Digital Solutions Moat In Transplant Center Ecosystem Integrated Patient Care Solutions From One Company, CareDx Transplant Account Manager Lab CLIA Team Patient Care Managers TRANSPLANT Medical Science Liaison Remote Care Navigators CENTERS Field Lab Services Team Transplant Coordinator Assistants TRANSPLANT ECOSYSTEM Laboratory 3 Operational Logistics CarePortal Patient Quality Management Support Support Management Improvement 29

CareDx Pro Provides a Seamless Transplant Center Experience Eases Access to Digital and Testing Services Offerings Before CareDx PRO With CareDx PRO Individual product interfaces, per center One interface, per center CENTER CENTER CENTER CENTER CENTER CENTER CENTER CENTER CENTER CENTER Deployed by CENTER CENTER over 30 New Digital Offering New Digital Offering customers …200+ centers …200+ centers Unified Single Framework Plug-and-Play 30

CareDx PRO: How it Works Once in place, any CareDx solution can be enabled by CareDx B CareDx PRO button is placed right within clinician A CareDx PRO EMR workflow This is the EMR i.e., Epic or Cerner D Selected CareDx Solution C Appears Here Digital solutions Clinicians can open right within navigate between clinician EMR any CareDx workflow solution (similar to navigating between software in Microsoft Office 365) 31

Financial & Operational Highlights Abhishek Jain, Chief Financial Officer Office of the Chief Executive Officer

Preliminary Q4 and FY 2023 Financial Highlights

1. Preliminary FY'23 revenue in the range of $279M to $280M; which is above the high end of guidance for FY'23

2. Patient test services results grew for the second quarter in a row at approx. 39,900; an increase of 4% as compared to Q3'23

3. Preliminary Testing Services revenue for Q4'23 in the range of $46M and $47M, a decrease of 3% as compared to Q3'23 which included one-time items previously discussed in Q3 earnings call[1]

4. Preliminary revenue for Patient and Digital Solutions for FY'23 is $37M and for Products is $33M, up approx. 29% and 14% year over year, respectively

5. Repurchased 2.8M shares of common stock in Q4'23 for $26M under share buyback program

6. Strong balance sheet and cash position of $235M as of December 31, 2023

CareDx

1. MolDX covered HeartCare for use in heart transplant surveillance, effective April 1, 2023, for the first 12 months post-transplant. HeartCare tests not meeting the coverage criteria were not recognized in revenues in the third quarter, post Noridian adoption of the Billing Article. Lastly, revenues in the third quarter were positively impacted by a one-time claims settlement with a large Medicare advantage payer for outstanding claims.

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FY'23 Preliminary Revenue Above High End of Guidance

Solid Growth in Products and Digital Solutions Businesses; Testing Services Impacted by Billing Article

(in millions of dollars)



Testing Services Impacted by Billing Article
FY'23 Preliminary Revenue
-13%
322
~279-280
-21%
264
~209-210
Solid Growth in Products and Digital Business
+14%
29
33
+29%
29
37
Product
Patient and Digital Solutions & Other
Total
FY2022
FY2023

CareDx®

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Billing Article Impacted Product Mix Cardiothoracic Now Represents about 60% of Volume and over 50% in Revenues Volume Revenue 100% 100% 50% 50% 0% 0% Before After Before After Billing Article Billing Article Billing Article Billing Article Abdominal Cardiothoracic Abdominal Cardiothoracic Note: Abdominal includes Kidney and Cardiothoracic includes Heart, Lung. 35

Testing Services Volumes Have Stabilized Post the Billing Article Impact and Are Now Growing 60,000 Billing Article Impact 40,000 20,000 0 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 36 Back to Growth

Focus on Significant Commercial Payors Coverage Opportunity PAYOR MIX 100% Large Opportunity on Non- Reimbursed Tests 50% • Focus on Commercial Coverage 30% • Purpose-designed studies and analysis to gain Medicare coverage 0% • Re-engineered test intake and billing appeals Volume Revenue process Commercial Medicare 37

Coverage Successes in FY'2023 Cardiothoracic Abdominal 7.5M 7.5M New Lives Added NA 31.5M Expanded Coverage Added in FY ’23 Added in FY ’23 • 4 Blues Plans • 1 National • 3 Large Regional • 2 Blues Plans Expansion • 1 Large National • National 38

Cash Collection Continues to Stay Strong

Cash Collections Above Testing Services Revenue for 5th Consecutive Quarter


Ratio of Cash Collections to Revenue
120%
100%
80%
0%
Scaled infrastructure
Collected ~$17M More in Cash
as Compared to FY'23 Preliminary Revenue
FY2021
FY2022
FY2023
Q1'23
Q2'23
Q3'23
Q4'23

CareDx®

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Billing Article Impact and Mitigating Actions Actions Taken in Q2/Q3: $50-$60M 1. Swift operational implementation of Billing Article requirements and stabilization of Testing Services volumes 2. Immediate cost reductions as announced in Q2'23 of $40-$50M BILLING ARTICLE IMPACT ON ADJUSTED EBITDA Q4 and Beyond: Path to Adjusted EBITDA Profitability/Positive Operating Cash Flow ~$100M 1. Further cost and workforce reductions undertaken in Q4’23. Focus on legal and other operating expenses 2. Profitable organic growth 3. Continued focused efforts on collection 40

CareDx Leadership in Growing Transplant Market with a Differentiated Financial Phenotype Large TAM & Strong Gross Strong Cash Path to Testing Services Opportunities Margins Position of Profitability Volume to Grow $235M and Positive Stabilized and Profitably GM Expansion Operating Growing Testing Services for Products and No Debt Cashflow Volumes Digital Solutions 41

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